                                                                   EXHIBIT 10.6


                                GUARANTY AGREEMENT

     This GUARANTY AGREEMENT (this "Guaranty") is made and entered into as of April 17, 1998, by LOT$OFF CORPORATION, a Delaware corporation (the "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326 ("Lender").

                                 W I T N E S S E T H:

     WHEREAS, pursuant to and subject to the terms and conditions of that certain $15,000,000 Revolving Credit Agreement dated as of June 16, 1997, by and among the Guarantor, 50-OFF Texas Stores, L.P., a Texas limited partnership, 50-OFF Multistate Operations, Inc., a Nevada corporation, and 50-OFF
Operating Company, a Nevada corporation (collectively referred to as "Borrowers", and individually as a "Borrower") and Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Lender has agreed, among other things, to make Advances to Borrowers pursuant to the Credit Agreement (except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement); and

     WHEREAS, Lender and Giant Sequoia Corporation, a Delaware corporation (the "General Partner") and Mountain Laurel Corporation, a Delaware corporation (the "Limited Partner"), each a wholly-owned Subsidiary of the Guarantor, have entered into that certain Agreement of Limited Partnership of W(3) L.P., dated as of April 17, 1998 (the "Partnership Agreement"), and formed W(3), L.P., a Delaware limited partnership (the "Partnership"); and

     WHEREAS, Lender has made a capital contribution to the Partnership in the amount of $5,800,000 (the "Capital Contribution") and is the sole "Preferred Limited Partner", as that term is defined in the Partnership Agreement, of the Partnership; and

     WHEREAS, as the "Preferred Limited Partner", Lender is entitled to receive a preferential distribution from the Partnership as set forth in the Partnership Agreement (the "Preferential Distribution"); and

     WHEREAS, as a condition to entering into the Partnership Agreement and making the Capital Contribution, Lender has required that the Guarantor execute and deliver this Guaranty in favor of Lender; and

     WHEREAS, the making of the Capital Contribution will result in a direct and indirect benefit to the Guarantor;

     NOW, THEREFORE, in consideration of the premises set forth above and in order to induce Lender to execute the Partnership Agreement and make the Capital Contribution, the Guarantor hereby agrees with Lender, for the benefit of Lender, as follows:

     SECTION 1. THE GUARANTY. The guaranty of the Guarantor hereunder is as follows:

     SECTION 1.1 Limited Guaranty of Capital Contribution. The Guarantor hereby unconditionally and irrevocably guarantees to Lender and its successors, endorsees, transferees and assigns, the full, prompt and complete repayment by the Partnership to Lender of the Capital Contribution, whether pursuant to the making of the Preferential Distribution or otherwise (the "Guaranteed Obligation"). Notwithstanding anything to the contrary contained herein, the maximum liability of the Guarantor under this Guaranty is limited to the principal amount of $3,000,000, plus all costs (including, without limitation, attorney's fees and expenses) incurred by Lender in collecting any amount due Lender under this Guaranty or in prosecuting any action against the Partnership, the Guarantor or any other guarantor with respect to all or any part of the Guaranteed Obligation. For example,

     If the aggregate                   Then the maximum
     Preferential Distribution          liability of Guarantor
     received by Lender is:             under this Guaranty is:
     ----------------------             -----------------------
     $00.00                             $3,000,000*

     $2,000,000.00                      $3,000,000*

     $3,000,000.00                      $2,800,000*

     $4,000,000.00                      $1,800,000*

     $5,800,000.00                      $00.00

     * plus all costs of collection.


     SECTION 1.2 Absolute Guarantee of Payment and Performance. The Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be joint and several with every other guarantor and any other Persons which may at any time or from time to time be or become directly or indirectly financially responsible to Lender with respect to the Guaranteed Obligation and shall be under all circumstances primary, absolute and unconditional, irrespective of, and unaffected by:

     (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Partnership Agreement or other agreement, document or instrument to which the Partnership or the Guarantor is or may become a party;

     (b) the absence of any action to enforce this Guaranty or the Partnership Agreement, or the waiver or consent by Lender with respect to any of the provisions thereof;

     (c) the existence, value or condition of, or failure of Lender to perfect its Lien against any security for the Guaranteed Obligation or any action, or the absence of any action, by Lender in respect thereof (including, without limitation, the release of any such security);

     (d) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or the like of the Partnership or the Guarantor;

     (e) any merger or consolidation of the Partnership or the Guarantor into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Partnership or the Guarantor to any other Person;

     (f) any circumstance other than full and final payment which might constitute a defense available to, or a discharge of, the Partnership or the Guarantor;

     (g) absence of any notice to, or knowledge by, the Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (f);

     (h) any sale, transfer or other disposition by the Guarantor of any stock of the General Partner or the Limited Partner, or any sale, transfer or other disposition by the General Partner or the Limited Partner of any interest in the Partnership; or

     (i)   the amount of the Preferential Distribution;

     it being agreed by the Guarantor that its obligations under this Guaranty shall not be discharged until (i) the payment in full of the Guaranteed Obligation (whether by payment from the Guarantor pursuant to this Guaranty or receipt by Lender of the Preferential Distribution in an aggregate amount equal to the Capital Contribution) or (ii) the release in writing of the Guarantor by Lender of the Guarantor's obligations hereunder, whichever shall occur first. The Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligation and specifically agrees that, notwithstanding any discharge of the Partnership or any other Person or the operation of any provision of the Bankruptcy Code with respect to the Guaranteed Obligation or any such Persons, the Guarantor shall be fully responsible for paying the Guaranteed Obligation and all costs of enforcement which may at any time accrue with respect to the Guaranteed Obligation. The Guarantor expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to proceed in respect of the Guaranteed Obligation against the Partnership or any other Person or against any security for the payment and performance of the Guaranteed Obligation before proceeding against, or as a condition to proceeding against, the Guarantor. The Guarantor agrees that any notice or directive given at any time to Lender which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty unless Lender has specifically agreed otherwise in writing. It is agreed between the Guarantor and Lender that the foregoing waivers are of the essence of the transaction contemplated by the Partnership Agreement and that, but for this Guaranty and such waivers, Lender would decline to execute the Partnership Agreement and make the Capital Contribution.

     SECTION 1.3 Enforcement of Guaranty. In no event shall Lender have any obligation (although it is entitled, at its option) to proceed against the Partnership or any other Person or any real or personal property pledged to secure the Guaranteed Obligation before seeking satisfaction from the Guarantor, and Lender may proceed, prior or subsequent to, or simultaneously with, the enforcement of Lender's rights hereunder, to exercise any right or remedy which it may have against any property, real or personal, as a result of any Lien it or they may have as security for all or any portion of the Guaranteed Obligation.

     SECTION 1.4 Events of Default. Upon the occurrence of any of the following events (each, an "Event of Default"), Lender may, without notice to the Partnership or the Guarantor, declare the Guaranteed Obligation, whether or not then due, immediately due and payable by the Guarantor under the Guaranty, and Lender shall be entitled to enforce the obligations of the Guarantor hereunder:

     (a) There shall occur any Event of Default (as defined in the Credit Agreement) under the Credit Agreement;

     (b) Any of the assets of the Partnership shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of the Partnership and shall remain unstayed or undismissed for thirty (30) consecutive days; or any Person other than the Partnership shall apply for the appointment of a receiver, trustee or custodian for the Partnership's assets and shall remain unstayed or undismissed for thirty (30) consecutive days; or the Partnership shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

     (c) A case or proceeding shall have been commenced against the Partnership in a court having competent jurisdiction seeking a decree or order (i) under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Partnership or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of the Partnership and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding;

     (d) The Partnership (i) shall file a petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Partnership or of any substantial part of the Partnership's properties,
(iii) shall fail generally to pay its debts as such debts become due, or (iv) shall take any corporate action in furtherance of any such action;

     (e) The General Partner or the Limited Partner shall sell, assign, transfer, convey, pledge or otherwise encumber any of its partnership interests in the Partnership (except pursuant to the Loan Documents);

     (f) There shall occur a sale, transfer or other disposition of, or a Lien or other encumbrance shall be placed upon, any of the Judgment, the Cause of Action or the Proceeds(each as defined in the Partnership Agreement) other than Permitted Liens (as defined in the Partnership Agreement);

     (g) The Judgment (as defined in the Partnership Agreement) shall be reversed by any final, non-appealable judgment or order of any court;

     (h) There shall occur any material violation or default by the Partnership, the General Partner or the Limited Partner under the Partnership Agreement which adversely affects the Partnership or the rights of the Preferred Limited Partner (as defined in the Partnership Agreement);

     (i) The Guarantor fails to perform any of its material obligations under this Guaranty or any agreement under which security is given therefor, or this Guaranty is revoked or terminated by the Guarantor, or any representation or warranty made or given by the Guarantor to Lender proves to be false or misleading in any material respect; or

     (j) The Partnership shall not have repaid to Lender the full amount of the Capital Contribution (whether pursuant to the making of the Preferential Distribution or otherwise) on or before April 17, 2003, or the Partnership shall have received all Proceeds (as defined in the Partnership Agreement), and such Proceeds shall result in an aggregate Preferential Distribution to Lender in an amount less than the Capital Contribution.

     SECTION 1.5 Waiver. The Guarantor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligation, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligation, notice of adverse change in the Partnership's financial condition or any other fact which might materially increase the risk to the Guarantor) with respect to the Guaranteed Obligation or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Lender will use reasonable efforts to mitigate the damages resulting from any default under the Guaranteed Obligation. Notwithstanding the foregoing, however, the Guarantor hereby waives any defense based on the failure of Lender or any holder of the Guaranteed Obligation to mitigate the damages resulting from any default with respect to the Guaranteed Obligation. The Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses of any kind against Lender, the Partnership or any other Person that executes the Partnership Agreement. The Guarantor hereby waives, to the extent permitted by applicable law: (a) defenses and offsets of any kind which may arise in the future against Lender, the Partnership or any other Person that executes the Partnership Agreement, and (b) the right to interpose any counterclaim or cross-claim, except to the extent that the failure to assert any such counterclaim or cross-claim would permanently preclude the prosecution of or recovery upon same; provided that the Guarantor agrees that any such counterclaim will not be used as an offset against any recovery by Lender hereunder.

     SECTION 1.6 Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Lender and its respective successors, transferees, endorsees and assigns. In the event all or any part of the Guaranteed Obligation is transferred, endorsed or assigned by Lender to any Person or Persons, any reference to "Lender" herein shall be deemed to refer equally to such Person or Persons.

     SECTION 1.7 Modification of Obligations. If Lender shall at any time or from time to time, with or without the consent of, or notice to, the Guarantor:

     (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligation;

     (b) take any action under or in respect of the Partnership Agreement in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

     (c)   amend or modify, in any manner whatsoever, the Partnership Agreement;

     (d) extend or waive the time for the Guarantor's or any other Person's performance of, or compliance with, any term, covenant or agreement on the Guarantor's or any other Person's part to be performed or observed under the Partnership Agreement, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

     (e) take and hold security or collateral for the payment of the Guaranteed Obligation, or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Lender has been granted a Lien, to secure any indebtedness of the Guarantor or the Partnership to Lender;

     (f) release or limit the liability of anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor or the Partnership to Lender;

     (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or the Partnership are subordinated to the claims of Lender; and/or

     (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or the Partnership to Lender in such manner as Lender shall determine in its discretion;

     then Lender shall not incur any liability to the Guarantor pursuant hereto as a result thereof and no such action shall impair or otherwise affect or release the obligations of the Guarantor under this Guaranty.

     SECTION 1.8 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective in the event any petition is filed by or against the Guarantor for liquidation or reorganization, in the event the Guarantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of the Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligation, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligation shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     SECTION 1.9 No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of Lender against the Partnership or against any collateral security or guaranty or right of offset held by Lender for the payment of the Guaranteed Obligation, nor shall the Guarantor seek any reimbursement from the Partnership in respect of payments made by the Guarantor hereunder, until the Guaranteed Obligation has been paid in full and Lender shall no longer be a partner in the Partnership. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to time that the Guaranteed Obligation has been paid in full and Lender is no longer a partner in the Partnership, such amount shall be held by the Guarantor in trust for Lender, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to Lender, if required), to be applied against the Guaranteed Obligation, whether matured or unmatured.

     SECTION 1.10 Continuing Guaranty. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the Guaranteed Obligation has been paid in full and Lender shall no longer be a partner in the Partnership, (ii) be binding upon the Guarantor and its respective successors and permitted assigns, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of Lender and its respective successors, transferees and assigns.

     SECTION  2.   INTENTIONALLY OMITTED

     SECTION  3.   REPRESENTATIONS WARRANTIES AND COVENANTS.

     (a) The Guarantor hereby makes all representations and warranties, and agrees to comply with all of the obligations, requirements and restrictions in the representations, warranties and covenants contained in the Partnership Agreement, to the extent such obligations, requirements and restrictions are expressly applicable to the Guarantor.

     (b) The Guarantor further represents and warrants to Lender that: (i) the execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental authority, do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Guarantor, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor and will not result in the creation or imposition of any Lien on any asset of the Guarantor (other than pursuant to the Loan Documents); and (ii) this Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

     SECTION 4. FURTHER ASSURANCES. The Guarantor agrees, upon the written request of Lender, and at the Guarantor's expense, to execute and deliver to Lender, from time to time, any additional instruments or documents considered reasonably necessary by Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

     SECTION 5. RIGHT OF SET-OFF. In addition to and not in limitation of all rights of offset that Lender or any other holder of the Guaranteed Obligation may have under applicable law or under the Credit Agreement, Lender or any other holder of the Guaranteed Obligation shall, upon the occurrence of any Event of Default and whether or not Lender or such holder has made any demand or whether the Guarantor's obligations are matured, have the right to appropriate and apply to the payment of the Guarantor's obligations hereunder, all deposits (general or special, time or demand, provisional or final) then or thereafter held by, and other indebtedness or property then or thereafter owing, Lender whether or not related to this Guaranty or any transaction hereunder.

     SECTION  6.   MISCELLANEOUS PROVISIONS.

     SECTION 6.1 Amendments. Any amendment or waiver of any provision of this Guaranty and any consent to any departure by the Guarantor from any provision of this Guaranty, shall be effective only if made pursuant to a written instrument executed by the Guarantor and Lender (or, if a waiver or a consent, a written letter or agreement executed by Lender).

     SECTION 6.2 Defined Terms. All capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined or limited herein.

     SECTION 6.3 Loan Document. This Guaranty shall be deemed to be a Loan Document for all purposes.

     SECTION 6.4 Headings. The headings in this Guaranty are for purposes of reference only and shall not otherwise affect the meaning or construction or any provision of this Guaranty.

     SECTION 6.5 Severability. The provisions of this Guaranty are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Guaranty in any jurisdiction.

     SECTION 6.6 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever either of the parties desires to give or serve upon any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner provided for in Section
10.9 of the Credit Agreement.

     SECTION 6.7 Remedies Cumulative. Each right, power and remedy of Lender provided in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender of all such other rights, powers or remedies, and no failure or delay on the part of Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

     SECTION 6.8 Statute of Limitations. To the full extent permitted by applicable law, the Guarantor hereby waives the right to plead any statute of limitations as a defense to performance of its obligations under, or enforcement of, this Guaranty.

     SECTION 6.9 Final Expression. This Guaranty, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of this Guaranty and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Guaranty shall not be relevant to determine the meaning of this Guaranty even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     SECTION 6.10 Financial Status. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Partnership and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligation and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and the Guarantor hereby agrees that Lender shall have no duty to advise the Guarantor of information known to Lender regarding such condition or any such circumstances.

     SECTION 6.11 Assignability. This Guaranty shall be binding on the Guarantor and its respective successors and shall inure to the benefit of Lender and its respective successors and assignees. This Guaranty may not be assigned by the Guarantor without the prior written consent of Lender.

     SECTION 6.12 Non-Waiver. The failure of Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Lender, nor excuse the Guarantor from its obligations hereunder.

     SECTION 6.13 Governing Law. CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL OR BY FEDERAL EXPRESS OR OTHER COURIER SERVICE ADDRESSED TO THE GUARANTOR AT ITS ADDRESS SET FORTH FOR NOTICES IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE GUARANTOR'S ACTUAL RECEIPT THEREOF.

     SECTION 6.14 Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTION THERETO.

     SECTION  6.15   Acknowledgments.  The Guarantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty;

     (b) Lender has no fiduciary relationship to the Guarantor, and the relationship between Lender, on the one hand, and the Guarantor, on the other hand, is solely that of creditor and debtor, respectively; and

     (c) no joint venture exists among Lender or among the Guarantor and Lender.

          [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.

     GUARANTOR:                        LOT$OFF CORPORATION



                                       By: /s/ Charles J. Fuhrmann II
                                          --------------------------------
                                          Charles J. Fuhrmann II
                                          President